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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)             October 27, 2005
                                                             -----------------

                                 DATASCOPE CORP.
                              --------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      0-6516                   13-2529596
    --------------------         --------------------       --------------------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

     14 Philips Parkway
    Montvale, New Jersey                                         07645-9998
    --------------------                                    --------------------
(Address of principal executive offices)                         (Zip Code)

(Registrant's telephone number, including area code)           (201) 391-8100
                                                            --------------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02.   Departure of Directors or Principal Officers; Election of
             Directors; Appointment of Principal Officers.

         On October 28, 2005, Datascope Corp. issued a press release to announce that Scott Kantor, age 42, is joining Datascope Corp. as Vice-President, Finance and Administration, and Chief Financial Officer, effective November 28, 2005. Mr. Kantor served as Vice-President, Finance, Chief Financial Officer, Treasurer and Secretary of LeCroy Corporation for the last three years, and prior to becoming Chief Financial Officer, held the position of Corporate Controller since 1999. Mr. Kantor has held financial management posts with Sappi Fine Paper N.A., Genzyme Corporation and Costar Corporation.

         Mr. Kantor will receive a salary of $250,000 per year and a signing bonus of $50,000, payable after 90 days of employment. He will be eligible to receive a bonus pursuant to the Datascope Corp. 2004 Management Incentive Plan, subject to approval and adjustment by the Compensation Committee. Subject to approval of the Compensation Committee, Mr. Kantor will receive an option to purchase 30,000 shares of Datascope Corp. common stock and restricted stock with a market value of $500,000 in accordance with Datascope Corp.'s equity compensation plans, though the grant of restricted stock is further conditioned upon shareholder approval of the 2005 Equity Incentive Plan at the Annual Meeting of Shareholders on December 6, 2005.

         A copy of the press release announcing such appointment is furnished as
Exhibit 99.1 to this report and is incorporated herein by reference.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DATASCOPE CORP.

                                   Registrant



                                   By:   /s/ Fred Adelman
                                        ------------------------------
                                         VP, Chief Accounting Officer
                                         and Corporate Controller



Dated: November 2, 2005


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                                  EXHIBIT INDEX


Exhibit 99.1 Press release announcing Datascope Corp.'s appointment of Scott Kantor as Vice-President, Finance and Administration, and Chief Financial Officer, dated October 28, 2005.